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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

PARK PLACE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

Exhibits (furnished pursuant to Item 9)
99.1
Statement in writing, under oath, of the Chief Executive Officer of Park Place Entertainment Corporation in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated August 14, 2002.
99.2
Statement in writing, under oath, of the Chief Financial Officer of Park Place Entertainment Corporation in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated August 14, 2002.

Item 9. Regulation FD Disclosure

        The exhibits to this Form 8-K are hereby furnished pursuant to Item 9.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION
By:	/s/ HARRY C. HAGERTY, III Name: Harry C. Hagerty, III Title: Executive Vice President and Chief Financial Officer

Date: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Statement in writing, under oath, of the Chief Executive Officer of Park Place Entertainment Corporation in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated August 14, 2002.
99.2
Statement in writing, under oath, of the Chief Financial Officer of Park Place Entertainment Corporation in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated August 14, 2002.

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX